UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Third Avenue, Suite 1115

New York, NY 10017

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.Entry Into a Material Definitive Agreement.

Hologen Transactions

On April 20, 2026 (the “Initial Closing Date”), MeiraGTx Holdings plc (the “Company”) and certain of its affiliates completed the initial closing of the strategic collaboration with Hologen Limited, a non-cellular company limited by shares incorporated in Guernsey (“Hologen”), and certain of its affiliates. On the Initial Closing Date, (A) the Company, MeiraGTx Neuro UK Limited, a private company limited by shares incorporated in England (“MeiraGTx Neuro UK”), Hologen Neuro AI Limited, a non-cellular company limited by shares incorporated in Guernsey (“HNAI”), and Hologen, entered into an amendment (the “Amendment to the Neuro Framework Agreement”) to that certain Framework Agreement, dated March 9, 2025 (the “Neuro Framework Agreement”), (B) MeiraGTx Manufacturing Limited, a private company limited by shares incorporated in England (“MeiraGTx Manufacturing”), MeiraGTx Limited, a private company limited by shares incorporated in England (“MeiraGTx Limited”), and Hologen, entered into an amendment (the “Amendment to the Manufacturing Framework Agreement”) to that certain Framework Agreement, dated March 9, 2025 (the “Manufacturing Framework Agreement” and together with the Neuro Framework Agreement, the “Framework Agreements”), and (C) the Company, MeiraGTx Neuro UK, MeiraGTx Neuro I, LLC, a Delaware limited liability company (“MeiraGTx Neuro US”), Hologen, HNAI and Hologen Neuro AI UK Limited, a private company limited by shares incorporated in England (“HNAI UK”), entered into the Collaboration and License Agreement (the “Collaboration Agreement”), for the research, development, manufacture and commercialization of the Company’s (i) AAV-GAD investigational gene therapy for the treatment of Parkinson’s disease, AAV-BDNF investigational gene therapy for the treatment of genetic obesity disorders and other potential locally delivered genetic medicines to the central nervous system (the “Clinical Programs”) and (ii) proprietary device designed to effect the local delivery of a gene therapy product into the central nervous system or any topographic or subcutaneous tissue modification on the face and scalp, of humans or animals (the “Delivery Device”), in each case, in accordance with the terms and conditions of the Collaboration Agreement.

Neuro Framework Agreement

Prior to the Initial Closing Date, MeiraGTx Neuro UK, HNAI and Hologen entered into a subscription agreement pursuant to which MeiraGTx Neuro UK subscribed for Class A shares in HNAI in consideration for the provision of services to HNAI and HNAI UK as specified in the Collaboration Agreement, including services relating to the development of the Clinical Programs and the Delivery Device and certain other transition services, and Hologen subscribed for Class B shares in HNAI in consideration for a portion of the $105 million in payments Hologen previously made to the Company as part of its commitment toward the upfront cash payment of $200 million provided for under the Framework Agreements (the “Upfront Payment”). The Company then applied a portion of the $105 million in payments Hologen previously made to the Company equal to Hologen’s subscription price to satisfy the portion of the Upfront Payment due to MeiraGTx Neuro US under the Neuro Framework Agreement and Collaboration Agreement. On the Initial Closing Date, the parties entered into the Amendment to the Neuro Framework Agreement to, among other things, reflect the pre-closing issuance of the HNAI shares as additional conditions that needed to be met prior to Completion (as defined under the Neuro Framework Agreement) and to provide that, following Completion, Hologen shall fund the remaining portion of the Upfront Payment provided for under the Neuro Framework Agreement and the Collaboration Agreement by purchasing a portion of the Class A shares held by MeiraGTx Neuro UK, such that following the purchase, such Class A shares purchased by Hologen shall be converted to Class B shares and Hologen shall own 70% of the issued share capital of HNAI and MeiraGTx Neuro UK shall own 30% of the issued share capital of HNAI.

Manufacturing Framework Agreement

Prior to the Initial Closing Date, MeiraGTx Limited and Hologen entered into a share purchase agreement pursuant to which Hologen purchased shares in MeiraGTx Manufacturing from MeiraGTx Limited in consideration for a portion of the $105 million in payments Hologen previously made to the Company as part of the Upfront Payment. On the Initial Closing Date, the parties entered into the Amendment to the Manufacturing Framework Agreement to, among other things, reflect Hologen’s pre-closing purchase of the MeiraGTx Manufacturing shares as additional conditions that needed to be met prior to Completion (as defined under the Manufacturing Framework Agreement) and to provide that, following Completion, Hologen shall fund the remaining portion of the Upfront Payment provided for under the Manufacturing Framework Agreement by purchasing additional shares in MeiraGTx Manufacturing from MeiraGTx Limited (the “Additional Share Purchase”), such that following the Additional Share Purchase, Hologen will own a minority interest in MeiraGTx Manufacturing. Under the Amendment to the Manufacturing Framework Agreement, the parties also agreed that (i) Hologen’s exclusive, irrevocable option to purchase additional shares in MeiraGTx Manufacturing at a specified price, such that following exercise of such option, Hologen shall own up to a maximum of 40% of the issued share capital of MeiraGTx Manufacturing in the aggregate, shall be granted to Hologen on the closing date of the Additional Share Purchase and expire twelve months thereafter and (ii) the Company’s option to purchase all of the shares of MeiraGTx Manufacturing held by Hologen for the same price that Hologen paid for such shares if Hologen does not exercise its option begins on the third anniversary of the closing date of the Additional Share Purchase and ends three years thereafter.

The foregoing descriptions of the Amendment to the Neuro Framework Agreement, the Amendment to the Manufacturing Framework Agreement and the Collaboration Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the such agreements, copies of which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and incorporated herein by reference

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
10.1	Deed of Amendment to Framework Agreement, dated April 20, 2026, by and among Hologen Limited, Hologen Neuro AI Limited, MeiraGTx Neuro UK Limited and MeiraGTx Holdings plc.*
10.2	Deed of Amendment to Framework Agreement, dated April 20, 2026, by and among MeiraGTx Manufacturing Limited, MeiraGTx Limited and Hologen Limited.*
10.3

Collaboration and License Agreement, dated April 20, 2026, by and among Hologen Neuro AI Limited, Hologen Neuro AI UK Limited, Hologen Limited, MeiraGTx Holdings plc, MeiraGTx Neuro UK Limited and MeiraGTx Neuro I, LLC.*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2026	MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officer

4